UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2010

THE STANLEY WORKS

(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(860) 225-5111
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On March 12, 2010, The Stanley Works (“Stanley”) held a special meeting of its shareholders in connection with the Agreement and Plan of Merger dated as of November 2, 2009 (the “Merger Agreement”), among The Black & Decker Corporation (“Black & Decker”), Stanley, and Blue Jay Acquisition Corp., a wholly owned subsidiary of Stanley (“Merger Sub”), pursuant to which Merger Sub shall merge with and into Black & Decker, with Black & Decker continuing as the surviving corporation and as a wholly owned subsidiary of Stanley (the “Merger”).  The meeting was held in order to vote upon the following four matters:

(i)  a proposal to approve the issuance of Stanley common stock, in connection with the Merger contemplated by Merger Agreement.

(ii) a proposal to amend the Certificate of Incorporation of Stanley to (a) increase the authorized number of shares of Stanley Common Stock from 200,000,000 to 300,000,000 and (b) change the name of Stanley to “Stanley Black & Decker, Inc.”

(iii) a proposal to amend The Stanley Works 2009 Long-Term Incentive Plan to, among other things, increase the number of shares available to be issued under such plan;

(iv) a proposal to approve an adjournment of the Stanley special meeting (if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes for the approval of any of the foregoing proposals).

The following is a summary of the voting results for each matter presented to the shareholders:

Issuance of Stanley Common Stock

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,502,270	709,107	157,609	N/A

Amendment to the Stanley Certificate of Incorporation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,351,257	1,787,823	229,905	N/A

Amendment to the Stanley 2009 Long-Term Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,750,350	10,251,728	364,107	N/A

Adjournment of the Stanley special meeting (if necessary)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,052,050	6,907,252	406,883	N/A

Item 8.01.  Other Events.

On March 12, 2010, Stanley received antitrust clearance for the Merger from the European Union Commission.  As of March 12, 2010, Stanley and Black & Decker have received all antitrust clearances necessary to complete the Merger.

Stanley and Black & Decker expect that the Merger will become effective at 5:00 p.m., eastern time, on March 12, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

March 12, 2010	By:	/s/ Bruce H. Beatt
Name: Bruce H. Beatt
Title: Vice President, General Counsel and Secretary

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